Exhibit 10.2

AMENDED AND RESTATED UNIQURE N.V.

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Amended and Restated uniQure N.V. Employee Stock Purchase Plan (as amended from time to time, the “Plan”). The Plan was originally effective and approved by the Company’s shareholders as of June 13, 2018 (the “Effective Date”), and was amended and restated effective as of April 15, 2025 (the “Amendment Effective Date”).

Capitalized terms used but not otherwise described shall have the meaning given to them in Section 2 below.

1.Purpose. The purpose of the Plan is to provide Eligible Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Ordinary Shares of the Company, on the terms and conditions set forth herein. The Company believes that the Plan will assist the Company in attracting and retaining the services of employees and aligning the interests of participating employees with those of the Company and its shareholders. It is the intention of the Company that the Plan qualifies as an “Employee Stock Purchase Plan” under Section 423 of the Code for U.S. Participants. The provisions of the Plan shall, with respect to offerings to U.S. Participants, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

The Committee may authorize one or more offerings under the Plan that are not designed to comply with the requirements of Section 423 of the Code, but instead are designed to comply with the requirements of the foreign jurisdictions in which those offerings are conducted. Such offerings shall be separate from any offerings designed to comply with the requirements Section 423 of the Code but may be conducted concurrently with those offerings. In no event, however, shall the terms and conditions of any offering contravene the express limitations and restrictions of the Plan, and to the extent required by Section 423 of the Code, the Participants in each separate offering shall have equal rights and privileges under that offering in accordance with the requirements of Section 423(b)(5) of the Code and the applicable Treasury Regulations.

2.Definitions.

(a)“Benefit Access Website” shall refer to the online enrollment administration and account summary website provided by the third party vendor chosen by the Company.

(b)“Board” shall mean the Board of Directors of the Company.

(c)“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar nature. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

(d)“Committee” shall mean the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.

(e)“Company” shall mean uniQure, N.V. a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands.

(f)“Compensation” shall mean (i) base salary or base wages and (ii) payments for commissions, overtime, incentive compensation and bonuses. Such Compensation shall be calculated before deduction of (A) any income or employment tax or other withholdings or (B) any contributions made by the Participant to any Section 401(k) of the Code salary deferral plan or any Section 125 of the Code cafeteria benefit program or any Section 132(f)(4) of the Code transportation fringe benefit program or any other plan or program now or hereafter established by the Company or any Subsidiary. However, Compensation shall not include any contributions made by the Company or any Subsidiary on the Participant’s behalf to any employee benefit or welfare plan or other plan or program now or hereafter established (other than Sections 401(k), 125 or 132(f)(4) of the Code contributions deducted from such Compensation). The Committee may make modifications to the definition of Compensation for one or more offerings as deemed appropriate.

(g)“Continuous Status” shall mean the absence of any interruption or termination of service as an employee. Continuous Status as an employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or an absence by reason of uniformed military service, provided that, except as otherwise required by applicable law, such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h)“Contributions” shall mean all amounts credited to the account of a Participant pursuant to the Plan by payroll deduction, direct payment or otherwise.

(i)“Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board or the Committee from time to time as eligible to participate in the Plan.

(j)“Eligible Employee” shall mean, unless otherwise mandated by local law, any person who is customarily employed for at least 20 hours per week by the Company or one of its Designated Subsidiaries; provided that, unless otherwise determined by the Committee with respect to any Offering Period, any employee who is both (i) a “highly compensated employee” as defined within the meaning of Section 414(q) of the Code and (ii) an officer for purposes of Section 16 of the Exchange Act shall not be an Eligible Employee.

(k)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)“Fair Market Value” shall mean the U.S. Dollar closing price at which the Ordinary Shares shall have been sold regular way on NASDAQ on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Ordinary Shares shall not be listed on NASDAQ, the fair market value as determined by the Committee on the basis of available prices for such Ordinary Shares or in such manner as may be authorized by applicable regulations under the Code.

(m)“Offering Date” shall mean the first day of each Offering Period of the Plan.

(n)“Offering Period” shall mean a period of time defined by the Committee during which a Participant’s Contributions are accumulated for the purpose of purchasing shares of the Company’s Ordinary Shares. The maximum offering period under the Plan is 27 months.

(o)“Ordinary Shares” shall mean the ordinary shares (€0.05 par value per share) of the Company.

(p)“Participant” shall mean any Eligible Employee who elects to participate in the Plan.

(q)“Plan Coordinator” shall mean the individual designated by the Committee to handle administrative matters with respect to the Plan.

(r)“Purchase Date” shall mean the last day of each Purchase Period of the Plan.

(s)“Purchase Period” shall mean the period of time within an Offering Period in which Contributions are accumulated for the purpose of buying shares on the next scheduled Purchase Date in accordance with the terms and conditions of the Plan. Generally, the Purchase Period falls between the Offering Date and the Purchase Date or between Purchase Dates where there are multiple Purchase Dates within one Offering Period.

(t)“Registration Statement” shall mean the Company’s registration statement(s) on Form S-8 under the Securities Act with respect to the Ordinary Shares to be issued under the Plan.

(u)“Reorganization Event” shall be deemed to have occurred upon any of the following events:

(i) any person or other entity (other than any of the Company’s subsidiaries or any employee benefit plan sponsored by the Company or any of its subsidiaries), including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50% of the total combined voting power of all classes of capital shares of the Company normally entitled to vote for the election of directors of the Company (the “Voting Shares”);

(ii) consummation of the sale of all or substantially all of the property or assets of the Company; or

(iii) consummation of a consolidation or merger of the Company with another corporation (other than with any of the Company’s subsidiaries), which results in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 51% of the Voting Shares of the surviving entity.

(v)“Securities Act” shall mean the Securities Act of 1933, as amended.

(w)“Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.Eligibility.

(a)Generally. Any person who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) of the Plan and the limitations imposed by Section 423(b) of the Code.

(b)Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) if, immediately after grant, such Eligible Employee (or any other person whose shares would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any parent or Subsidiary of the Company, or (ii) if such option would permit such

Eligible Employee’s rights to purchase shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds the maximum amount allowed under Section 423(b)(8) of the Code of Fair Market Value of such shares (i.e., $25,000 or such other amount as set forth in the Code, as determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.Offering Periods and Purchase Periods.

(a)Offering Periods. The Plan shall be implemented by a series of Offering Periods of such duration or durations as may be determined by the Committee, with new Offering Periods commencing on such date or dates as may be determined by the Committee. The initial Offering Period under the Plan shall not commence prior to the effective date of the Registration Statement. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected. Unless the Committee determines otherwise before the beginning of the applicable Offering Period, Offering Periods shall commence at six-month intervals on each January 1 and July 1 (or the next U.S. business day, if such date is not a U.S. business day) over the term of the Plan, and each Offering Period shall last for six months, ending on June 30 or December 31, as the case may be (or the next closest business day preceding such date, if such date is not a business day).  Accordingly, unless the Committee determines otherwise, two separate Offering Periods shall commence in each calendar year during which the Plan remains in existence.

(b)Purchase Periods. Each Offering Period shall consist of one or more consecutive Purchase Periods as determined by the Committee with the duration or durations determined by the Committee. The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. The initial Purchase Period under the Plan shall not commence prior to the effective date of the Registration Statement; and the initial Purchase Date under the Plan shall not take place unless, prior thereto, the Plan shall have been approved by the shareholders of the Company as required by Section 19(c) below. The Committee shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases if such change is announced at least five days prior to the scheduled beginning of the first Purchase Period to be affected. Unless the Committee determines otherwise before the beginning of the applicable Purchase Period, Purchase Periods shall run coincident with Offering Periods.

5.Participation.

(a)Enrollment. An Eligible Employee may become a Participant in the Plan by enrolling on the Benefit Access Website on or before the 15th day of the month preceding the Offering Date, unless a later time is set by the Committee for all Eligible Employees with respect to a given Offering Period (and in any event, not before the effective date of the Registration Statement with respect to the Ordinary Shares offered thereunder). The contribution election made on the Benefit Access Website shall set forth the amount to be paid as Contributions pursuant to the Plan, such amount to be paid derived from payroll deductions from the Participant’s Compensation or as otherwise provided in accordance with Section 6. Payroll deductions collected in a currency other than U.S. Dollars shall be converted into U.S. Dollars on the Purchase Date for the Purchase Period in which collected, with such conversion to be based on an exchange rate determined by the Committee in its sole discretion. Any changes or fluctuations in the exchange rate at which the payroll deductions collected on the Participant’s behalf are converted into U.S. Dollars on each Purchase Date shall be borne solely by the Participant. The Committee shall establish a Contribution limitation not to exceed the maximum amount allowed under Section 423(b)(8) of the Code

(and if no such limitation is established, it shall be deemed to be such maximum amount allowed under Section 423(b)(8) at the time an option is granted under the Plan).

(b)Payroll Deductions. Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last day in the Purchase Period of the Offering Period to which the contribution election is applicable, unless sooner terminated by the Participant as provided in Section 10 of this Plan.

6.Method of Payment of Contributions.

(a)Funding Methods. A Participant may fund the Participant’s Contributions to the Plan by any of the following methods, to the extent permitted by the Committee:

(i)Payroll Deductions. Electing to have Compensation deducted from each of the Participant’s biweekly (or other periodic) paychecks during the Offering Period, and all such payroll deductions made by a Participant shall be credited to the Participant’s account under the Plan; or

(ii)Other Methods. Utilizing such other funding method or methods as the Committee may from time to time approve, and as may be (A) permitted under applicable laws, regulations or stock exchange or trading system rules, and (B) consistent with the tax treatment of the Plan under the Code with respect to U.S. Participants.

(b)Withdrawal; Change in Deductions. A Participant may discontinue the Participant’s participation in the Plan through the Benefit Access Website, as provided in Section 10 of this Plan. Except to the extent required by applicable law or otherwise permitted by the Committee, a Participant may not change (increase or decrease) the rate of the Participant’s Contributions during the Offering Period.

(c)Tax Limitations on Contributions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant’s Contributions may be decreased to 0% of the Participant’s Compensation at such time during any Offering Period which is scheduled to end during the current calendar year if the aggregate of all Contributions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year will otherwise exceed the maximum amount allowed under Section 423(b)(8) of the Code. Contributions at the rate elected on the Benefit Access Website during such Offering Period shall recommence at the beginning of the subsequent Offering Period to the extent compliant with Section 423 of the Code, if applicable, unless terminated or changed by the Participant as provided in Section 10 hereof.

7.Grant of Option.

(a)Option Price. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the applicable Purchase Date a number of the Company’s Ordinary Shares determined by dividing such Eligible Employee’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date by the lesser of (i) 85% of the Fair Market Value of an Ordinary Share on the Offering Date, or (ii) 85% of the Fair Market Value of an Ordinary Share on the Purchase Date; provided however, that the purchase shall be subject to limitations set forth in Sections 3(b), 7(b) and 13. The Fair Market Value of an Ordinary Share shall be determined as provided in Section 2(1) of this Plan.

(b)Share Limit. In addition to other limits set forth in the Plan, the maximum number of Ordinary Shares that may be purchased by an Eligible Employee during an Offering Period is 1,750 Ordinary Shares, or such other number of shares as the Committee determines before the beginning of the applicable Offering Period.

8.Exercise of Option. Unless a Participant withdraws or is deemed to have withdrawn from the Plan as provided in Sections 10 or 11 hereof, the Participant’s option for the purchase of shares will be exercised automatically on each Purchase Date within an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in the Participant’s account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Purchase Date. During a Participant’s lifetime, the Participant’s option to purchase shares hereunder is exercisable only by the Participant.

9.Delivery. As promptly as practicable after each Purchase Date within each Offering Period, the Company shall arrange the delivery to each Participant’s brokerage account established by the Company at a Company-designated brokerage firm of a certificate or book-entry deposit representing the shares purchased upon exercise of the Participant’s option. Any cash remaining to the credit of a Participant’s account under the Plan after a purchase by the Participant of shares at the termination of each Purchase Period, or which is insufficient to purchase a full Ordinary Share of the Company, shall be carried over to the next Purchase Period if the Eligible Employee continues to participate in the Plan, or if the Eligible Employee does not continue to participate, shall be returned to the Participant (in the currency in which collected).

10.Voluntary Withdrawal; Termination or Change of Employment Status; Reorganization Event.

(a)Withdrawal. A Participant may withdraw all but not less than all of the Contributions credited to the Participant’s account under the Plan at any time prior to each Purchase Date by giving notice to the Company via the Benefit Access Website in such form as the Plan Coordinator shall reasonably require. All of the Participant’s Contributions credited to the Participant’s account will be paid to the Participant promptly after receipt of notice of the Participant’s withdrawal. The Participant’s option for the current period will be automatically terminated, and no further Contributions for the purchase of shares may be made during the Offering Period. The Participant’s withdrawal from a particular Offering Period shall be irrevocable, and the Participant may not subsequently rejoin that Offering Period at a later date. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan on or before the Offering Date of that Offering Period in accordance with Section 5(a) above.

(b)Termination of Employment; Change in Status. Upon termination of a Participant’s Continuous Status as an Eligible Employee prior to the Purchase Date within an Offering Period for any reason, including without limitation voluntary or involuntary termination of employment, retirement or death, the Contributions credited to such Participant’s account will be returned (in the currency in which collected) to the Participant or, in the case of the Participant’s death, to the Participant’s estate, and the Participant’s option will be automatically terminated.

(c)Subsequent Offerings. A Participant’s withdrawal from an Offering Period will not have any effect upon the Participant’s eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

(d)Reorganization Event. Unless the Committee determines otherwise prior to the effective date of any Reorganization Event, in the event of a Reorganization Event during an Offering Period, no option will be exercised for such Offering Period, Contributions will cease and all Contributions accrued during an Offering Period up until the date immediately prior to the date of the Reorganization Event shall be refunded to Participants (in the currency in which collected).

11.Automatic Withdrawal and Reset. To the extent permitted by applicable laws, regulations or stock exchange or trading system rules, if the Fair Market Value of the shares on the first Purchase Date of any Offering Period which contains more than one Purchase Date is less than the Fair Market Value of the shares on the Offering Date for such Offering Period, then every Participant shall automatically (i) be deemed to have withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be deemed to have enrolled in a new Offering Period commencing on the first business day subsequent to such Purchase Period.

12.Interest. No interest shall accrue on the Contributions of a Participant in the Plan, whether utilized to purchase shares or repaid to the Participant.

13.Company Ordinary Shares.

(a)Shares Subject to the Plan. The maximum number of the Company’s Ordinary Shares which shall be made available for sale under the Plan shall be 150,000 Ordinary Shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Eligible Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary. The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted.

(b)No Rights as a Shareholder. The Participant will have no interest or voting right in shares covered by the Participant’s option until such option has been exercised.

(c)Issuance and Delivery. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and the Participant’s spouse and delivered or credited in book-entry form to the Participant’s brokerage account.

14.Administration. The Committee by delegated authority from the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive. The Committee may appoint and remove the Plan Coordinator in its discretion, and may delegate such administrative or ministerial duties to the Plan Coordinator as the Committee shall determine. The Board may take all actions that the Committee may take hereunder, at the Board’s discretion.

15.Brokerage Account Transfer Restrictions.

(a)Unless the shares are sold, the Committee may provide that the Ordinary Shares acquired under the Plan may not be transferred (either electronically or in certificate form) from the Participant’s brokerage account established by the Company at a Company-designated brokerage firm until the end of the later of the following two periods: (x) the end of the two-year period measured from the applicable Offering Date and (y) the end of the one-year period measured from the actual Purchase Date of those shares.

(b)Unless the shares are sold, the foregoing procedures in Section 15(a) shall apply both to transfers to different accounts with the Company-designated broker holding the Participant’s brokerage account and to transfers to other brokerage firms. Any shares held in the Participant’s brokerage account following the expiration of the holding period described above in Section 15(a) may thereafter be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

(c)The foregoing procedures in this Section 15 shall not in any way limit when the Participant may sell the Participant’s shares. Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the brokerage account. In addition, following the lapse of the restrictions under Section 15(a), the Participant may request a share certificate or share transfer from the Participant’s account should the Participant wish to make a gift of any shares held in that account.

(d) The foregoing procedures shall apply to all shares purchased by each Participant, whether or not that Participant has ceased to have Continuous Status as an Eligible Employee.

16.Use of Funds. All Contributions received or held by the Company under the Plan are general assets of the Company, free of any trust or other restriction. Such Contributions may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions. All references in this Plan to Participants’ Plan “accounts” shall be deemed to mean the hypothetical, unfunded bookkeeping accounts maintained on the Company’s records for the administration of the Plan.

17.Reports. Each Participant in the Plan will be entitled to a statement of account promptly following the Purchase Date. Such statements will set forth the amount of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.Adjustments Upon Changes in Capitalization.

(a)Adjustment. Subject to any required action by the shareholders of the Company, the number of Ordinary Shares covered by each option under the Plan which has not yet been exercised and the number of Ordinary Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per Ordinary Share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Ordinary Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Ordinary Shares, or any other increase or decrease in the number of Ordinary Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Ordinary Shares subject to an option.

(b)Reserves. The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Ordinary Shares covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Ordinary Shares, and in the event of the Company being consolidated with or merged into any other corporation.

19.Amendment or Termination.

(a)Power to Amend or Terminate. The Board may at any time terminate or amend the Plan. Except as provided in Section 18 hereof or as otherwise required by law, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Section 423 of the Code, the Company shall obtain shareholder approval of any amendment in such a manner and to such a degree as so required. In accordance with Section 423 of the Code, no amendment may increase the number of shares reserved for purposes of the Plan (except as otherwise provided under Section 18) and no amendment shall change the designation of corporations whose employees may be offered options under the Plan, without the approval of the shareholders of the Company.

(b)Plan Administration. Without shareholder approval and without regard to whether any Participant rights may be considered to have been adversely affected, the Committee shall be entitled, without limitation, to establish the exchange ratio applicable to amounts withheld in a currency other than U.S. Dollars, to permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, to establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Ordinary Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and to establish such other limitations or procedures as the Committee determines in its sole discretion as advisable and which are consistent with the Plan.

20.Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. All notices or other communications to a Participant under or in connection with the Plan shall be deemed effective if sent or given to the Participant at the Participant’s home or business address on the records of the Company, including if sent by electronic transmission.

21.Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply to the reasonable satisfaction of the Company with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or trading system upon which the shares may then be listed or quoted. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 or any successor rule. The Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 or any successor rule to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

23.ERISA Status of Plan. The Plan is not intended and shall not be construed to constitute an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

24.Miscellaneous Provisions.

(a)No Rights to Participate. Neither the Plan nor any action taken hereunder, including the grant of an option, will be construed as giving any Eligible Employee the right to be retained in the employ of the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any Eligible Employee’s employment at any time, subject to applicable law and the terms of any applicable employment agreement.

(b)Limits on Encumbering Rights. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

(c)Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval will be construed as creating any limitations on the power of the Board or the Committee to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(d)Withholding Taxes. The Company’s obligation to deliver shares upon exercise of an option under the Plan shall be subject to the satisfaction of all income, employment and payroll taxes, social insurance contributions, payment on account obligations or other payments required to be collected, withheld or account for in connection with the option.

(e)Governing Law. Except to the extent preempted by any applicable federal law, the Plan and the options granted hereunder shall be construed and administered in accordance with the laws of the Netherlands, without reference to the principles of conflicts of laws thereunder.

(f)Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, and the Plan shall be construed or enforced as though the illegal or invalid provision had not been included.

(g)Headings. The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content to the section shall control.

(h)No Claims for Compensation. Options granted under the Plan and Ordinary Shares acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Subsidiaries.

25.Effective Date; Term of Plan. The Plan was originally effective on the Effective Date and shall be amended and restated effective as of the Amendment Effective Date. The Plan shall continue in effect through June 12, 2028, unless sooner terminated under Sections 13 or 19 hereof.